Exhibit 10.18

Atlantic Canada Opportunity Agency	Agence de promotion économique du Canada atlantique
Ensemble, pour une économie plus forte
Building a stronger economy together
	Nova Scotia Office P.O. Box 2284 Station "M" Halifax, N.S. B3J 3C8 Tel: (902) 426-8361 Fax: (902) 426-2054	Bureau de la Nouvelle-Écosse Casier postal 2284 Succ. "M" Halifax (N.-É.) B3J 3C8 Tél: (902) 426-8361 Téléc.: (902) 426-2054

CONTRACT AMENDMENT	JUL 18 2000

Project No: 6004-60-30,916-1

Amendment #1

Mr. Michael Oliver, VP Operations

Navitrak Engineering Incorporated

1660 Hollis Street, Suite 904

Halifax, Nova Scotia

B3J 1V7

Dear Mr. Oliver-.

RE:      ACOA Business Development Program (BDP)

This is in reference to our offer of a repayable contribution dated January 20, 1999, made to Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Incorporated.

Further to your letter dated July 13, 2000, we hereby concur with your request to extend the project completion date, and as a result the following clauses are hereby amended:

Clause 3.02 is hereby replaced with the following:

3.02	The first payment instalment is due and payable on April 1, 2001.

Subsequent repayment instalments are due and payable at intervals of one (1) month thereafter until the Contribution shall be fully repaid.

Clause 4.02 (b) is hereby replaced with the following:

4.02	(b) The Applicant shall ensure the Project is completed as described in the Statement of Work (Annex 1) on or before December 31, 2000.

All other terms and conditions of the letter of offer remain unchanged. If you have any questions, please feel free to contact your account manager Dave Parsons at (902) 426-1342.

Sincerely yours,

/s/ Laurie Cameron

Laurie Cameron

A/Manager, Program Services

Nova Scotia

Amendment #1

Atlantic Canada Opportunities Agency

Agence de promotion économique du Canada atlantique

07-19-2000

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated & Navitrak International C
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	36
Total Planned / Montant planifié:	83,550.00

Start Date / Premier versement:	04-01-200
End Date / Dernier versement:	03-01-2004

Paymt #/	Due Date/	Amts Due/	Amts Repaid/
# du paiement	Date d'echeance	Mtnts à payer	Mtnts remboursés
1	04-01-2001	2,320.83
2	05-01-2001	2,320.83
3	06-01-2001	2,320.83
4	07-01-2001	2,320.83
5	08-01-2001	2,320.83
6	09-01-2001	2,320.83
7	10-01-2001	2,320.83
8	11-01-2001	2,320.83
9	12-01-2001	2,320.83
10	01-01-2002	2,320.83
11	02-01-2002	2,320.83
12	03-01-2002	2,320.83
13	04-01-2002	2,320.83
14	05-01-2002	2,320.83
15	06-01-2002	2,320.83
16	07-01-2002	2,320.83
17	08-01-2002	2,320.83
18	09-01-2002	2,320.83
19	10-01-2002	2,320.83
20	11-01-2002	2,320.83
21	12-01-2002	2,320.83

22	01-01-2003	2,320.83
23	02-01-2003	2,320.83
24	03-01-2003	2,320.83
25	04-01-2003	2,320.83
26	05-01-2003	2,320.83
27	06-01-2003	2,320.83
28	07-01-2003	2,320.83
29	08-01-2003	2,320.83
30	09-01-2003	2,320.83
31	10-01-2003	2,320.83
32	11-01-2003	2,320.83
33	12-01-2003	2,320.83
34	01-01-2004	2,320.83
35	02-01-2004	2,320.83
36	03-01-2004	2,320.95